UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2005

Citibank Omni-S Master Trust

(Exact name of registrant as specified in its charter)

New York	000-24776	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Citi Omni-S Finance LLC 701 East 60th St., North P.O. Box 6034, MC1251, Room A Sioux Falls, South Dakota	57117
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code (605) 331-2671

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01.	Other Events.

On October 24, 2005, Citi Omni-S Finance LLC, the seller and depositor with respect to the Citibank Omni-S Master Trust and The Bank of New York as Trustee entered into Amendment No. 8 to the Pooling and Serving Agreement.

Section 9 – Financial Statements and Exhibits.

ITEM 9.01 (c). Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 4.1:

4.1	Amendment No. 8 to the Pooling and Servicing Agreement, dated as of October 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citibank Omni-S Master Trust
(Registrant)

By: Citi Omni-S Finance LLC
(as Seller)

By: /s/ Douglas C. Morrison
Name: Douglas C. Morrison Title: President

Dated: October 27, 2005

Exhibits

Exhibit	Description

4.1	Amendment No. 8 to the Pooling and Servicing Agreement, dated as of October 24, 2005.